Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF MICHAEL A. CREEL, CHIEF EXECUTIVE OFFICER

OF EPE HOLDINGS, LLC, THE GENERAL PARTNER OF

ENTERPRISE GP HOLDINGS L.P.

In connection with this annual report of Enterprise GP Holdings L.P. (the “Registrant”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Creel, Chief Executive Officer of EPE Holdings, LLC, the general partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael A. Creel
Name:	Michael A. Creel
Title:	Chief Executive Officer
of EPE Holdings, LLC, on
behalf of Enterprise GP Holdings L.P.
Date:	February 27, 2006